NUVEEN TRADEWINDS GLOBAL ALL-CAP PLUS FUND

SUPPLEMENT DATED APRIL 13, 2012

TO THE SUMMARY PROSPECTUS DATED

NOVEMBER 30, 2011

Emily Alejos, CFA, and Andrew Thelen, CFA, have been named portfolio managers of the fund, replacing the fund’s current portfolio manager, effective immediately. Ms. Alejos and Mr. Thelen are the Co-Chief Investment Officers of Tradewinds Global Investors, LLC.

As previously announced, after the close of business on May 23, 2012, the fund will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation. The fund is currently closed to new investments, except for investments by defined contribution retirement plans that have existing fund accounts. Existing shareholders may continue to reinvest dividends and capital gains distributions received from the fund. The fund reserves the right to modify the extent to which sales of shares are limited prior to the fund’s liquidation.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-GPLUSS-0412P